UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020

Mistras Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001- 34481	22-3341267
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Clarksville Road
Princeton Junction, New Jersey 08550
(Address of principal executive offices)

(609) 716-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the economic downturn resulting from the unprecedented COVID-19 coronavirus, all named executive officers of Mistras Group, Inc. (the “Company”) have voluntarily taken temporary salary reductions ranging from 25% to 45% of base salary. In addition, the Company instituted a reduction for its other salaried employees, at lower percentages, and suspended the Company's voluntary match under the Company sponsored savings plans for its U.S. and Canadian employees. These reductions are for the second quarter of 2020. If the economic downturn caused by the COVID-19 pandemic continues beyond the second quarter and there is no sign of economic recovery for the Company or its industry, the Company will assess whether to continue these cost saving measures. In addition, the Company’s non-employee directors voluntarily agreed to a $3,750 reduction in their second quarter 2020 payment.

The percentage of salary reductions for our named executive officers are as follows:

Dennis Bertolotti, President and CEO – 45%

Edward Prajzner, Executive Vice President and CFO – 25%

Sotirios Vahaviolos, Executive Chairman – 35%

Jonathan Wolk, Sr. Executive Vice President and COO – 35%

Michael Lange, Sr. Executive Vice Chairman – 30%

Michael Keefe, Executive Vice President and General Counsel – 25%

In addition, the Company’s non-employee directors receive $40,000 of equity awards semi-annually and our named executive officers who participate in the equity incentive plan have a target award of restricted stock units that is established based upon the trading price of the Company’s stock on the New York Stock Exchange at the time the Company’s prior year end earnings are released in March. The price used to establish the 2020 target awards for the named executive officers and the first 2020 semi-annual share award for directors was $9.00 per share, despite the Company’s stock trading at prices ranging from $3.69 to $5.13 during the relevant period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISTRAS GROUP, INC.
Date: April 6, 2020	By:	/s/ Michael C. Keefe
		Name:	Michael C. Keefe
		Title:	Executive Vice President, General Counsel and Secretary